UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
          MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02278_

 Value Line Premier Growth Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036-6524	A N N U A L R E P O R T
D e c e m b e r 3 1 , 2 0 1 1

DISTRIBUTOR	EULAV Securities LLC
7 Times Square, 21st Floor
New York, NY 10036-6524
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP	Value Line Premier Growth Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00084256

Value Line Premier Growth Fund, Inc.

To Our Value Line Premier

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended December 31, 2011. We encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

We’re pleased to report that Value Line Premier Growth Fund, Inc. (the “Fund”) earned a total return of 4.59% in 2011, versus a total return of 2.11% for the benchmark Standard & Poor’s 500 Stock Index.(1) Contributing to the superior performance was good stock selection in the Consumer Discretionary and Industrials sectors. In addition, your Fund avoided the losing stocks in the banking industry. The Fund has outpaced the S&P 500 benchmark in eight of the past ten years. For the three years ending December 31, 2011, the Fund earned an average annual total return of 18.96%, versus 14.11% for the S&P 500; for five years, 3.58% versus a loss of (0.25)% for the S&P 500; and for ten years, 6.72% versus 2.72% for the S&P 500. For the 15-year period, which has been entirely under the same portfolio manager, the Fund’s average annual total return was 9.85%, versus 5.33% for the S&P 500.

Morningstar, the independent mutual fund advisory service, awards your Fund an Overall rating of Four Stars, based upon a Return rating of Above Average and a Risk rating of Below Average versus its category peers, as of December 31, 2011. The Fund carries a ten-year rating of Five Stars (out of 415 funds), a five-year rating of Four Stars (596 funds), and a three-year rating of Three Stars (659 funds). Lipper another independent mutual fund advisory service, awards its top Lipper Leader rating of 5 for Total Return, Consistent Return and Preservation of capital, versus its category peers as of December 31, 2011*. According to Lipper, your Fund’s total returns beat 94% of its peers in the multi-cap growth category for the ten-year period (out of 234 funds) ending December 31, 2011; 76% of its peers for the five-year period (338 funds); 70% of its peers for the three-year period (412 funds); and 95% of its peers for the one-year period (489 funds).

In these difficult times, we’re particularly gratified by the Morningstar rating of below-average risk and the Lipper top-tier rank for capital preservation. We take every opportunity to control the risk and volatility of the portfolio without surrendering the potential for strong total returns. Investments are widely diversified, with representatives from nearly every industry. The diversification is also reflected in the fact that only 12.8% of the Fund’s assets are invested in the portfolio’s ten largest holdings, as of the end of 2011. We invest across the entire range of company size, too. Current holdings are split about evenly among large-cap, mid-cap and small-cap stocks.

Also contributing to risk control is our very disciplined investment strategy. First and foremost, this strategy means that the Fund invests in high-quality companies with proven long-term records of success, demonstrated by superior earnings performance and superior stock performance relative to their competition. This is a portfolio of growth stocks. Second, we closely monitor quarterly earnings reports and relative stock price momentum of the Fund’s holdings for any signs of sub-par performance. With about 250 stocks in the portfolio, we do not become attached to any single holding and do not hesitate to sell laggards, replacing them with stocks showing superior momentum. Yet annual portfolio turnover has averaged a moderate 18% over the past five years, limiting trading expenses.

We believe our time-tested investment discipline will continue to serve the Fund well. Thank you for your confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

(1)

The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

*	Total Return: 4 for 3yr out of 427 funds, 4 for 5yr 347 funds, 5 for 10yr 236 funds.
Consistent return: 4 for 3yr out of 424 funds, 4 for 5yr 344 funds, 5 for 10yr 233 funds.
Preservation: 5 for 3yr out of 10,210 funds, 5 for 5yr 8,217 funds, 5 for 10yr 4,769 funds.

Value Line Premier Growth Fund, Inc.

Growth Fund Shareholders

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 1 star 10%; 2 stars 22.5%; 3 stars 35%; 4 stars 22.5%; 5 stars 10%. Funds are rated for up to three periods–the trailing three-, five-, and 10-years.

For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights:

Age of fund	Overall rating
At least three years, but less than five	100% three-year rating
At least five years, but less than 10	60% five-year rating / 40% three-year rating
At least 10 years	50% 10-year rating / 30% five-year rating / 20% three-year rating

Lipper Leader ratings for Total Return reflect funds’ historical total return performance relative to peers. Ratings for Total Return are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds (e.g., large-cap core, general U.S. Treasury, etc.). Leader ratings for Consistent Return reflect funds’ historic returns, adjusted for volatility, relative to peers. Ratings for Consistent Return are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds (e.g., large-cap core, general U.S. Treasury, etc.). Leader ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class. Scores for Preservation are computed from three broad asset classes – equity funds, mixed-equity funds, and fixed-income (bond) funds. The ratings are subject to change every month and are calculated for the following time periods: 3-year, 5-year, 10-year, and overall. The overall calculation is based on an equal-weighted average of percentile ranks for metrics over 3-year, 5-year, and 10-year periods (if applicable). The highest 20% of funds in each classification are named Lipper Leaders for Total Return. The next 20% receive a rating of 4; the middle 20% are rated 3; the next 20% are rated 2, and the lowest 20% are rated 1.

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objectives, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectus can be obtained by going to our website at www.vlfunds.com or calling 800.243-2729.

Value Line Premier Growth Fund, Inc.

To Our Value Line Premier Growth Fund Shareholders

Economic Highlights (unaudited)

The first half of 2011 saw the broad U.S. stock market rising on the heels of strengthening corporate profits. The S&P 500 returned 6% for the first six months of the year despite significant global economic concerns. Several members of the European Union continued to face a serious debt crisis including Greece, Portugal, Ireland, and Spain. Further, the nuclear disaster in Japan and the geopolitical upheaval in commodity markets added to investor concerns. At home, disappointing job growth in the United States kept the national unemployment rate firmly above 9% for the second quarter.

By mid-year there was mounting evidence that the U.S. recovery had slowed to a crawl. Consumer spending, which accounts for roughly 70% of economic activity, declined in June for the first time in 2 years. First quarter GDP was up by only 0.4%, and second quarter GDP growth, while stronger, was still disappointing at 1.3%. Employment growth in July lagged June numbers, and it was reported that the level of new factory orders decreased. By August, only 58% of the population was working, the lowest level in nearly 3 decades. Housing prices remained almost uniformly weak. There were additional pressures on the market coming from Europe stemming from the sovereign debt crisis and increasing fears of a double dip recession.

Much of the summer was consumed by the drama of the U.S. debt ceiling negotiations, resulting in an 11th hour deal that appeared to satisfy few constituents. It surely did not satisfy Standard & Poors who felt that the $2.1 trillion deficit reduction over 10 years was insufficient to solve the country’s debt problem. The rating agency proceeded to downgrade U.S. Treasury debt from AAA to AA+. Within a few days the rating agency imposed the same rating cut on the long-term debt of several U.S. Agencies including Fannie Mae and Freddie Mac. The other major rating agencies, Moody’s and Fitch, maintained AAA ratings for U.S. Treasury debt as well as for the U.S. Agencies. Investor confidence plunged on the heels of the debt ceiling debacle and the U.S. Treasury debt downgrade. Returns for the S&P 500 turned negative in August giving up its returns for the year.

The bond market rallied as stocks took a dive. Yields fell and prices rose across fixed income markets as investors looked for safer havens. Despite the rating downgrade, investor demand for Treasuries soared, and by early September, 10-year Treasury note yields had fallen to an all-time low of 1.90%. This downward pressure on Treasury yields came largely from an employment report showing no new jobs being added in August. While modestly better job creation was reported in September, it was not enough to move the unemployment level below 9.1%.

The market posted a strong rally in final quarter of 2011. Investors increased their purchase of risk assets as news regarding progress in the European debt crisis began to emerge and U.S. economic data came in slightly better than expected. The S&P 500 Index closed out the year with a gain of 2.1%.

Value Line Premier Growth Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500 Index (the “Index”). The Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund,
Inc. and the S&P 500 Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000

1 year ended 12/31/11	4.59%	$10,459
5 years ended 12/31/11	3.58%	$11,922
10 years ended 12/31/11	6.72%	$19,160

*	The Standard and Poor’s 500 Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Premier Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/11	Ending account value 12/31/11	Expenses paid during period 7/1/11 thru 12/31/11*

Actual	$1,000.00	$941.60	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

*

Expenses are equal to the Fund’s annualized expense ratio of 1.27% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Premier Growth Fund, Inc.

Portfolio Highlights at December 31, 2011 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	80,000	$5,720,000	1.9%
Companhia de Bebidas das Americas ADR	130,000	$4,691,700	1.6%
FMC Technologies, Inc.	88,000	$4,596,240	1.5%
MasterCard, Inc. Class A	11,800	$4,399,276	1.5%
ANSYS, Inc.	60,000	$3,436,800	1.2%
Intuitive Surgical, Inc.	7,000	$3,241,070	1.1%
Praxair, Inc.	30,000	$3,207,000	1.1%
Roper Industries, Inc.	34,000	$2,953,580	1.0%
Stericycle, Inc.	36,600	$2,851,872	1.0%
Salesforce.com, Inc.	27,000	$2,739,420	0.9%

Asset Allocation – Percentage of Total Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Premier Growth Fund, Inc.

Schedule of Investments	December 31, 2011

Shares		Value

COMMON STOCKS (99.2%)

	CONSUMER DISCRETIONARY (13.3%)
8,400	AutoZone, Inc. *	$2,729,748
24,000	Bed Bath & Beyond, Inc. *	1,391,280
28,000	BorgWarner, Inc. *	1,784,720
29,000	Brinker International, Inc.	776,040
10,500	Buckle, Inc. (The)	429,135
5,000	Chipotle Mexican Grill, Inc.*	1,688,700
14,000	Coach, Inc.	854,560
39,200	Ctrip.com International Ltd.
	ADR *	917,280
17,000	Darden Restaurants, Inc.	774,860
16,000	Deckers Outdoor Corp. *	1,209,120
17,000	DIRECTV Class A *	726,920
34,000	Domino’s Pizza, Inc. *	1,154,300
10,000	Fossil, Inc. *	793,600
16,000	Genuine Parts Co.	979,200
15,200	Gildan Activewear, Inc.	285,608
27,000	HSN, Inc.	979,020
27,000	Johnson Controls, Inc.	844,020
17,000	Life Time Fitness, Inc. *	794,750
56,000	LKQ Corp. *	1,684,480
12,000	McDonald’s Corp.	1,203,960
7,000	Monro Muffler Brake, Inc.	271,530
16,000	New Oriental Education &
	Technology Group, Inc.
	ADR *	384,800
8,000	NIKE, Inc. Class B	770,960
18,000	O’Reilly Automotive, Inc. *	1,439,100
13,000	Penn National Gaming, Inc. *	494,910
5,000	Priceline.com, Inc. *	2,338,550
20,000	PVH Corp.	1,409,800
27,000	Signet Jewelers Ltd.	1,186,920
25,000	Starbucks Corp.	1,150,250
34,300	TJX Companies, Inc. (The)	2,214,065
6,000	Ulta Salon, Cosmetics &
	Fragrance, Inc. *	389,520
10,000	Under Armour, Inc. Class A *	717,900
21,000	Vitamin Shoppe, Inc. *	837,480
26,500	Warnaco Group, Inc. (The) *	1,326,060
6,000	Wynn Resorts Ltd.	662,940
34,000	Yum! Brands, Inc.	2,006,340
		39,602,426

	CONSUMER STAPLES (9.0%)
68,000	BRF - Brasil Foods S.A.
	ADR	1,329,400

Shares		Value
17,000	British American Tobacco
	PLC ADR	$1,612,960
7,400	Brown-Forman
	Corp. Class B	595,774
11,000	Bunge Ltd.	629,200
48,400	Church & Dwight Co., Inc.	2,214,784
16,800	Coca-Cola Femsa, S.A.B.
	de C.V. ADR	1,599,528
130,000	Companhia de Bebidas das
	Americas ADR	4,691,700
14,000	Costco Wholesale Corp.	1,166,480
14,000	Energizer Holdings, Inc. *	1,084,720
49,875	Flowers Foods, Inc.	946,628
20,000	Fomento Economico Mexicano
	S.A.B. de C.V. ADR	1,394,200
26,000	General Mills, Inc.	1,050,660
43,000	Green Mountain Coffee
	Roasters, Inc. *	1,928,550
15,000	Herbalife Ltd.	775,050
40,000	Hormel Foods Corp.	1,171,600
14,000	Mead Johnson Nutrition Co.	962,220
10,000	PepsiCo, Inc.	663,500
20,000	Reynolds American, Inc.	828,400
32,000	Ruddick Corp.	1,364,480
4,000	TreeHouse Foods, Inc. *	261,520
9,000	Whole Foods Market, Inc.	626,220
		26,897,574

	ENERGY (5.6%)
7,000	Cabot Oil & Gas Corp.	531,300
8,600	CNOOC Ltd. ADR	1,502,248
19,000	Concho Resources, Inc. *	1,781,250
21,000	Core Laboratories N.V.	2,392,950
12,000	Devon Energy Corp.	744,000
20,000	EQT Corp.	1,095,800
88,000	FMC Technologies, Inc. *	4,596,240
2,000	Oil States International, Inc. *	152,740
3,000	Rosetta Resources, Inc. *	130,500
22,000	Tenaris S.A. ADR	817,960
26,000	TransCanada Corp.	1,135,420
18,000	Ultrapar Participacoes
	S.A. ADR	309,600
33,000	World Fuel Services Corp.	1,385,340
		16,575,348

	FINANCIALS (9.4%)
19,000	Affiliated Managers
	Group, Inc. *	1,823,050
20,600	AFLAC, Inc.	891,156

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

December 31, 2011

Shares		Value
45,000	Arch Capital Group Ltd. *	$1,675,350
9,490	AvalonBay
	Communities, Inc.	1,239,394
35,000	Bancolombia S.A. ADR	2,084,600
13,300	Bank of Montreal	728,973
22,100	Bank of Nova Scotia	1,100,801
10,700	BlackRock, Inc.	1,907,168
16,000	BRE Properties, Inc.	807,680
8,200	Canadian Imperial
	Bank of Commerce	593,434
27,000	Digital Realty Trust,
	Inc. REIT	1,800,090
19,000	Eaton Vance Corp.	449,160
8,000	Equity Lifestyle Properties,
	Inc. REIT	533,520
9,400	Essex Property Trust, Inc.	1,320,794
75,500	HDFC Bank Ltd. ADR	1,984,140
16,000	ICICI Bank Ltd. ADR	422,880
71,376	Itau Unibanco Banco
	Multiplo S.A. ADR	1,324,739
20,000	Leucadia National Corp.	454,800
9,000	M&T Bank Corp.	687,060
2,000	PartnerRe Ltd.	128,420
9,000	Portfolio Recovery
	Associates, Inc. *	607,680
15,000	ProAssurance Corp.	1,197,300
13,000	Royal Bank of Canada	662,480
18,000	Stifel Financial Corp. *	576,900
21,000	T. Rowe Price Group, Inc.	1,195,950
8,000	Taubman Centers, Inc.	496,800
7,400	Toronto-Dominion
	Bank (The)	553,594
30,000	Wells Fargo & Co.	826,800
		28,074,713
	HEALTH CARE (13.6%)
80,000	Alexion Pharmaceuticals,
	Inc. *	5,720,000
17,200	Allergan, Inc.	1,509,128
16,000	Bayer AG ADR	1,020,800
14,500	Becton, Dickinson & Co.	1,083,440
5,400	Bio-Rad Laboratories,
	Inc. Class A *	518,616
14,800	Bio-Reference
	Laboratories, Inc. *	240,796
7,000	C.R. Bard, Inc.	598,500
22,000	Cerner Corp. *	1,347,500
2,000	Computer Programs &
	Systems, Inc.	102,220

Shares		Value
6,000	DaVita, Inc. *	$454,860
4,000	DENTSPLY
	International, Inc.	139,960
26,000	Edwards Lifesciences
	Corp. *	1,838,200
19,000	Endo Pharmaceuticals Holdings,
	Inc. *	656,070
46,000	Express Scripts, Inc. *	2,055,740
20,900	Fresenius Medical Care AG &
	Co. KGaA ADR	1,420,782
38,800	Henry Schein, Inc. *	2,499,884
52,000	HMS Holdings Corp. *	1,662,960
24,000	IDEXX Laboratories, Inc. *	1,847,040
32,000	Impax Laboratories, Inc. *	645,440
7,000	Intuitive Surgical, Inc. *	3,241,070
4,000	MAKO Surgical Corp. *	100,840
9,400	Mettler-Toledo
	International, Inc. *	1,388,474
3,100	MWI Veterinary
	Supply, Inc. *	205,964
17,800	Novo Nordisk A/S ADR	2,051,628
28,500	Owens & Minor, Inc.	792,015
14,000	Pharmasset, Inc. *	1,794,800
28,000	SXC Health
	Solutions Corp. *	1,581,440
3,700	Techne Corp.	252,562
23,000	Teva Pharmaceutical
	Industries Ltd. ADR	928,280
12,000	Thermo Fisher
	Scientific, Inc. *	539,640
12,000	UnitedHealth Group, Inc.	608,160
15,000	Universal Health Services,
	Inc. Class B	582,900
22,000	Volcano Corp. *	523,380
10,000	WellPoint, Inc.	662,500
		40,615,589

	INDUSTRIALS (22.0%)
85,000	ABB Ltd. ADR *	1,600,550
9,000	Acacia Research - Acacia
	Technologies *	328,590
24,300	Acuity Brands, Inc.	1,287,900
49,500	AMETEK, Inc.	2,083,950
20,600	AZZ, Inc.	936,064
31,000	BE Aerospace, Inc. *	1,200,010
23,000	C.H. Robinson
	Worldwide, Inc.	1,604,940

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Schedule of Investments

Shares		Value
22,900	Canadian National
	Railway Co.	$1,799,024
3,000	Chart Industries, Inc. *	162,210
36,000	Chicago Bridge &
	Iron Co. N.V.	1,360,800
34,000	CLARCOR, Inc.	1,699,660
7,000	Clean Harbors, Inc. *	446,110
32,000	Danaher Corp.	1,505,280
28,000	Donaldson Co., Inc.	1,906,240
35,200	Eaton Corp.	1,532,256
41,000	EnerSys *	1,064,770
18,000	Esterline Technologies
	Corp. *	1,007,460
12,000	Fastenal Co.	523,320
7,000	FedEx Corp.	584,570
16,000	Flowserve Corp.	1,589,120
11,000	Fluor Corp.	552,750
23,200	Gardner Denver, Inc.	1,787,792
4,000	GeoEye, Inc. *	88,880
6,000	Graco, Inc.	245,340
17,800	HEICO Corp.	1,040,944
29,850	IDEX Corp.	1,107,733
17,600	IHS, Inc. Class A *	1,516,416
20,000	Iron Mountain, Inc.	616,000
33,000	J.B. Hunt Transport
	Services, Inc.	1,487,310
21,000	Kansas City Southern *	1,428,210
21,000	Kirby Corp. *	1,382,640
5,000	L-3 Communications
	Holdings, Inc.	333,400
88,500	Lan Airlines S.A. ADR	2,056,740
26,000	Lincoln Electric
	Holdings, Inc.	1,017,120
20,000	Norfolk Southern Corp.	1,457,200
20,000	Polypore International, Inc. *	879,800
12,800	Precision Castparts Corp.	2,109,312
6,000	Regal-Beloit Corp.	305,820
43,500	Republic Services, Inc.	1,198,425
54,000	Rollins, Inc.	1,199,880
34,000	Roper Industries, Inc.	2,953,580
50,700	Rush Enterprises, Inc.
	Class A *	1,060,644
36,600	Stericycle, Inc. *	2,851,872
2,000	Teledyne Technologies, Inc.*	109,700
33,000	Toro Co. (The)	2,001,780
13,700	Towers Watson & Co. Class A	821,041
15,000	TransDigm Group, Inc. *	1,435,200
17,000	Union Pacific Corp.	1,800,980

Shares		Value
17,000	United Technologies Corp.	$1,242,530
6,700	Valmont Industries, Inc.	608,293
8,000	Verisk Analytics, Inc.
	Class A *	321,040
7,600	W.W. Grainger, Inc.	1,422,644
16,000	Wabtec Corp.	1,119,200
31,200	Waste Connections, Inc.	1,033,968
24,000	Woodward Inc.	982,320
		65,799,328

	INFORMATION TECHNOLOGY (13.9%)
23,000	Accenture PLC Class A	1,224,290
20,000	Acme Packet, Inc. *	618,200
16,000	Alliance Data Systems
	Corp. *	1,661,440
30,800	Amphenol Corp. Class A	1,398,012
18,700	Anixter International, Inc. *	1,115,268
60,000	ANSYS, Inc. *	3,436,800
60,000	Ariba, Inc. *	1,684,800
14,000	Avago Technologies Ltd.	404,040
7,000	Baidu, Inc. ADR *	815,290
21,000	Canon, Inc. ADR	924,840
26,000	Check Point Software
	Technologies Ltd. *	1,366,040
42,000	Cognizant Technology Solutions
	Corp. Class A *	2,701,020
3,000	CommVault Systems, Inc. *	128,160
16,000	Equinix, Inc. *	1,622,400
10,000	FactSet Research
	Systems, Inc.	872,800
3,000	Google, Inc. Class A *	1,937,700
40,000	Informatica Corp. *	1,477,200
4,200	LogMeIn, Inc. *	161,910
11,800	MasterCard, Inc. Class A	4,399,276
37,200	MICROS Systems, Inc. *	1,732,776
12,000	Netgear, Inc. *	402,840
38,000	Rackspace Hosting, Inc. *	1,634,380
27,000	Salesforce.com, Inc. *	2,739,420
25,000	Solera Holdings, Inc.	1,113,500
12,000	Taleo Corp. Class A *	464,280
26,000	Teradata Corp. *	1,261,260
7,000	TIBCO Software, Inc. *	167,370
28,000	Trimble Navigation Ltd. *	1,215,200
16,000	VeriFone Systems, Inc. *	568,320
13,000	VMware, Inc. Class A *	1,081,470
19,300	Wright Express Corp. *	1,047,604
		41,377,906

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

December 31, 2011

Shares		Value

	MATERIALS (7.9%)
16,000	Agrium, Inc.	$1,073,760
15,000	Air Products & Chemicals,
	Inc.	1,277,850
27,000	Albemarle Corp.	1,390,770
30,700	AptarGroup, Inc.	1,601,619
20,000	Ball Corp.	714,200
14,000	BASF AG ADR	976,220
11,000	Celanese Corp. Series A	486,970
4,000	CF Industries Holdings, Inc.	579,920
14,000	Clearwater Paper Corp. *	498,540
18,000	Crown Holdings, Inc. *	604,440
20,000	Cytec Industries, Inc.	893,000
8,000	FMC Corp.	688,320
16,500	Greif, Inc. Class A	751,575
9,000	LSB Industries, Inc. *	252,270
17,000	Mosaic Co. (The)	857,310
9,000	NewMarket Corp.	1,782,990
30,000	Praxair, Inc.	3,207,000
24,000	Rockwood Holdings, Inc. *	944,880
20,200	Scotts Miracle-Gro Co. (The)
	Class A	943,138
8,000	Sherwin-Williams Co. (The)	714,160
30,000	Sigma-Aldrich Corp.	1,873,800
12,800	Syngenta AG ADR	754,432
18,000	Valspar Corp. (The)	701,460
		23,568,624

	TELECOMMUNICATION SERVICES (1.8%)
4,000	AboveNet, Inc. *	260,040
12,000	American Tower Corp.
	Class A	720,120
40,000	Crown Castle
	International Corp. *	1,792,000
4,000	Millicom International
	Cellular S.A.	403,960
10,000	Rogers Communications,
	Inc. Class B	385,100
43,000	SBA Communications Corp.
	Class A *	1,847,280
		5,408,500

Shares		Value

	UTILITIES (2.7%)
18,000	AGL Resources, Inc.	$760,680
27,600	Cia de Saneamento Basico do
	Estado de Sao Paulo ADR	1,535,940
25,000	CPFL Energia S.A. ADR	705,250
20,000	ITC Holdings Corp.	1,517,600
19,400	NSTAR	911,024
16,000	Oneok, Inc.	1,387,040
20,000	Questar Corp.	397,200
26,800	Wisconsin Energy Corp.	936,928
		8,151,662
	TOTAL COMMON STOCKS
	AND TOTAL INVESTMENT
	SECURITIES (99.2%)
	(Cost $177,501,500)	296,071,670

CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES (0.8%)		2,355,968
NET ASSETS (100%)		$298,427,638
NET ASSET VALUE OFFERING AND
REDEMPTION PRICE, PER
OUTSTANDING SHARE
($298,427,638 ÷ 11,271,263
shares outstanding)		$26.48

*	Non-income producing.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Statement of Assets and Liabilities at December 31, 2011

Assets:
Investment securities, at value (Cost - $177,501,500)	$296,071,670
Receivable for securities sold	2,488,420
Receivable for capital shares sold	658,197
Dividends receivable	382,745
Prepaid expenses	8,519
Total Assets	299,609,551

Liabilities:
Due to custodian	601,292
Payable for capital shares redeemed	181,355
Accrued expenses:
Advisory fee	190,389
Service and distribution plan fees	63,463
Directors’ fees and expenses	761
Other	144,653
Total Liabilities	1,181,913
Net Assets	$298,427,638

Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, outstanding 11,271,263 shares)	$11,271,263
Additional paid-in capital	165,151,301
Undistributed net investment loss	(121)
Accumulated net realized gain on investments and foreign currency	3,434,916
Net unrealized appreciation of investments and foreign currency translations	118,570,279
Net Assets	$298,427,638

Net Asset Value, Offering and Redemption Price per Outstanding Share ($298,427,638 ÷ 11,271,263 shares outstanding)	$26.48

Statement of Operations for the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding tax of $133,475)	$2,964,942
Interest	3,329
Total Income	2,968,271
Expenses:
Advisory fee	2,329,709
Service and distribution plan fees	776,570
Auditing and legal fees	200,927
Transfer agent fees	170,410
Printing and postage	118,762
Directors’ fees and expenses	62,611
Custodian fees	57,037
Insurance	39,824
Registration and filing fees	34,909
Other	53,050
Total Expenses Before Custody Credits	3,843,809
Less: Custody Credits	(314)
Net Expenses	3,843,495
Net Investment Loss	(875,224)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	24,860,610
Change in Net Unrealized Appreciation/(Depreciation)	(11,072,204)

Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	13,788,406

Net Increase in Net Assets from Operations	$12,913,182

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2011 and 2010

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment loss	$(875,224)	$(66,321)
Net realized gain on investments and foreign currency	24,860,610	18,569,195
Change in net unrealized appreciation/(depreciation)	(11,072,204)	41,553,338
Net increase in net assets from operations	12,913,182	60,056,212

Distributions to Shareholders:
Net investment income	—	(351,716)
Net realized gain from investment transactions	(16,656,912)	—
Decrease in net assets from distributions to shareholders	(16,656,912)	(351,716)

Capital Share Transactions:
Proceeds from sale of shares	40,563,849	19,293,231
Proceeds from reinvestment of dividends and distributions to shareholders	15,804,377	333,041
Cost of shares redeemed	(66,025,801)	(115,440,166)
Net decrease in net assets from capital share transactions	(9,657,575)	(95,813,894)
Total (Decrease) in Net Assets	(13,401,305)	(36,109,398)

Net Assets:
Beginning of year	311,828,943	347,938,341
End of year	$298,427,638	$311,828,943
Undistributed net investment loss at end of year	$(121)	$—

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Premier Growth Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of U.S. equity securities with favorable growth potential.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Value Line Premier Growth Fund, Inc.

December 31, 2011

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets Common Stocks	$296,071,670	$0	$0	$296,071,670
Total Investments in Securities	$296,071,670	$0	$0	$296,071,670

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Fund is currently assessing the impact of this guidance on its financial statements.

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended December 31, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements at December 31, 2011.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2008 through December 31, 2011), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

Value Line Premier Growth Fund, Inc.

December 31, 2011

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions and Distributions to Shareholders

Transactions in capital stock were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	1,409,608	826,552
Shares issued to shareholders in reinvestment of dividends and distributions	601,156	12,381
Shares redeemed	(2,367,431)	(4,973,787)
Net decrease	(365,667)	(4,134,854)
Dividends per share from net investment income	$—	$0.0300
Distributions per share from net realized gains	$1.5605	$—

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2011
Purchases:
Investment Securities	$59,858,286
Sales:
Investment Securities	$65,954,419

4. Income Taxes

At December 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$177,501,570
Gross tax unrealized appreciation	$123,072,365
Gross tax unrealized depreciation	$4,502,265
Net tax unrealized appreciation on investments	$118,570,100
Undistributed long-term gain	$3,566,624

During the year ended December 31, 2011, as permitted under federal income tax regulations, the Fund elected to defer $121 of late year ordinary losses and $131,638 of post-October net short term capital losses to the next taxable year and utilized $4,725,444 of capital loss carryforwards.

The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment loss by $875,103, decreased accumulated realized gain by $1,349, and decreased additional paid-in-capital by $873,754. These reclassifications were primarily due to differing treatments of net operating losses, investments in REITS, and foreign currency translation for tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. Under the Act, net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital loses are used before pre-enactment net capital losses.

The tax composition of distributions to shareholders for the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Ordinary income	$—	$351,716
Long-term capital gain	16,656,912	—
	$16,656,912	$351,716

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,329,709 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2011. This was computed at an annual rate of 0.75% of the daily net assets during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2011, fees amounting to $776,570 were paid or payable under the Plan.

For the year ended December 31, 2011, the Fund’s expenses were reduced by $314 under a custody credit agreement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and Trustee of the Adviser are also officers and directors of the Fund. At December 31, 2011, the officers and directors as a group owned 320 shares, representing less than 1% of the outstanding shares.

Value Line Premier Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$26.82	$22.07		$16.69	$29.38	$26.61

Income from investment operations:
Net investment income/(loss)	(0.08)	(0.01	)(2)	0.02	0.01	0.02
Net gains or (losses) on securities (both realized and unrealized)	1.30	4.79		5.37	(11.85)	4.80
Total from investment operations	1.22	4.78		5.39	(11.84)	4.82

Less distributions:
Dividends from net investment income	—	(0.03)		(0.01)	—	(0.03)
Distributions from net realized gains	(1.56)	—		—	(0.85)	(2.02)
Total distributions	(1.56)	(0.03)		(0.01)	(0.85)	(2.05)
Net asset value, end of year	$26.48	$26.82		$22.07	$16.69	$29.38

Total return	4.59%	21.66%		32.29%	(40.13)%	18.30%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$298,428	$311,829		$347,938	$312,591	$570,484
Ratio of expenses to average net assets(1)	1.24%	1.23	%(3)	1.22%	1.16%	1.11%
Ratio of net investment income/(loss) to average net assets	(0.28)%	(0.02)%		0.11%	0.03%	0.06%
Portfolio turnover rate	20%	16%		8%	18%	29%

(1)	Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the years shown.
(2)	Based on average shares outstanding.
(3)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund. The ratio of expenses to average net assets net of the reimbursement by Value Line, Inc. and net of custody credits would have been 1.19% for the year ended December 31, 2010.

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Premier Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Premier Growth Fund, Inc. (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 27, 2012

Value Line Premier Growth Fund, Inc.

Factors Considered By The Board In Approving Continuance Of The Investment Advisory Agreement For Value Line Premier Growth Fund, Inc. (Unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Premier Growth Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting that specifically addressed the continuance of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional multi-cap growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 11 other retail no-load multi-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load multi-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1 For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”). In accordance with the 1940 Act, the Agreement had a two-year initial term ending December 2012. Nevertheless, the Board determined to consider the Agreement’s continuance annually and undertook that review in June 2011.

Value Line Premier Growth Fund, Inc.

Annual Report (unaudited)

In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser both before and after its restructuring on December 23, 2010,2 and the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or Value Line Securities, Inc. (the “Distributor”) after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year, five-year and ten-year periods ended March 31, 2011. The Board also noted that the Fund’s performance for the three-year period ended March 31, 2011 was equivalent to the performance of the Performance Universe average and the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s commitment of resources to acquire analytic tools in support of the portfolio management and compliance functions, (ii) actions taken by the Adviser to attract and retain personnel, including improvements to the Adviser’s employee benefit programs and increased merit-based compensation for certain staff members, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe averages, both before and after applicable fee waivers. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Expense Group average both before and after giving effect to fee waivers applicable to funds in the Expense Group. The Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was more than that of the Expense Universe average after giving effect to applicable fee waivers for certain funds in the Expense Universe. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

2 On December 23, 2010, the Adviser was restructured as a Delaware statutory trust and renamed EULAV Asset Management. It had formerly been organized as a limited liability company named EULAV Asset Management, LLC.

Value Line Premier Growth Fund, Inc.

Annual Report (unaudited)

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Expense Group average and slightly more than that of the Expense Universe average, after giving effect to fee waivers applicable to funds in the Expense Group and Universe. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

Value Line Premier Growth Fund, Inc.

Annual Report (unaudited)

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

Value Line Premier Growth Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended December 31, 2011, the Fund distributed $16,656,912 from long-term capital gains.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Premier Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 13 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Premier Growth Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Premier Growth Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

             (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

                            (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).
A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

             (a) Audit Fees 2011 - $67,687

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2011 -$32,224

            (d) All Other Fees –None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

            (e) (2) Not applicable.

            (f)  Not applicable.

            (g) Aggregate Non-Audit Fees 2011 -$2,400

            (h) Not applicable.

Item 11.  Controls and Procedures.

            (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

            (b) The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 6, 2012